Supplement dated January 5, 2017
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI) of the following fund:
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Series Trust I
Columbia Global Dividend Opportunity Fund	1/1/2017
To reflect a change effective on December 29, 2016 (the Effective Date), the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section of the Prospectus and the Summary Prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jonathan Crown	Portfolio Manager	Manager	January 2016
The rest of the section remains the same.
As of the Effective Date, the information under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following information:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jonathan Crown	Portfolio Manager	Manager	January 2016
Mr. Crown joined Threadneedle, a Participating Affiliate, in 2005. Mr. Crown began his investment career in 2001 and earned an M.A. (Hons) degree in Economics from the University of St. Andrews.
The rest of the section remains the same.
As of the Effective Date the information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:

		Other accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2016, unless otherwise noted
Global Dividend Opportunity Fund	Jonathan Crown	1 other account	$29.14 million	None	None (c)	Threadneedle	Threadneedle
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP154_08_003_(01/17)